                                                                   EXHIBIT 10.10





                  FIFTH AMENDMENT TO CANADIAN CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CANADIAN CREDIT AGREEMENT (herein called this "Amendment") made as of September 21, 2001 by and among Northstar Energy Corporation, an Alberta corporation ("Canadian Borrower"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and the Canadian Lenders party to the Original Agreement defined below ("Canadian Lenders").

                                   WITNESSETH:

         WHEREAS, Canadian Borrower, Canadian Agent and Canadian Lenders entered into that certain Canadian Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Canadian Lenders became obligated to make loans to Canadian Borrowers as therein provided;

         WHEREAS, upon becoming an "authorized foreign bank", it is intended that Bank of America, N.A. acting through a Canadian branch will replace Bank of America Canada as Canadian Agent, Canadian LC Issuer, Canadian Swing Lender and as a Canadian Lender;

         WHEREAS, Canadian Borrower, Canadian Agent and Canadian Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Canadian Lenders to Canadian Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Fifth Amendment to Canadian Credit Agreement.

                  "Amendment Fee" means a fee, payable to each Canadian Lender which executes and delivers this Amendment before noon on September 21, 2001 (unless extended by Canadian Borrower), in the amount of five basis points (0.05%) of such Canadian Lender's Percentage Share of the Canadian Maximum Credit Amount.

                  "Long Term Financing" means a senior unsecured bank facility in an amount not to exceed US $6,000,000,000 arranged by UBS Warburg LLC and Banc of America Securities LLC to finance the acquisition by US Borrower of Anderson Exploration Ltd. and/or Mitchell Energy & Development Corp. through wholly-owned Subsidiaries of US Borrower.

                  "Canadian Agreement" means the Original Agreement as amended hereby.


                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The definitions of "Canadian Agent", "Canadian LC Issuer", "Canadian Lenders", "Canadian Prime Rate", "Canadian Resident Lender", "Canadian Swing Lender", "Canadian Swing Rate" and "Canadian US Dollar Base Rate" in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "Canadian Agent" means Bank of America Canada and its successors and assigns as administrative agent under the Canadian Agreement.

                  "Canadian LC Issuer" means Bank of America Canada and its successors and assigns in its capacity as the issuer of Letters of Credit under the Canadian Agreement. Canadian Agent may, with the consent of Canadian Borrower and the Lender in question, appoint any Canadian Resident Lender hereunder as a Canadian LC Issuer in place of or in addition to Canadian Agent.

                  "Canadian Lenders" means each signatory to the Canadian Agreement (other than any Borrower), including Bank of America Canada and, upon the requirements of Section 2.5 of the Fifth Amendment to Canadian Credit Agreement, dated as of September 21, 2001, among Canadian Borrower, Canadian Agent and Canadian Lenders, being completed, Bank of America, N.A. acting through a Canadian branch in the capacity of a Canadian Lender and the Canadian Swing Lender hereunder, rather than as Canadian Agent and Canadian LC Issuer, and the successors of each such party as holder of a Canadian Note.

                  "Canadian Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by


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                                    Fifth Amendment to Canadian Credit Agreement

         Canadian Agent as its reference rate for Canadian Dollar commercial loans made to a Person in Canada; and (ii) Canadian Agent's Discount Rate for Bankers' Acceptances having a maturity of thirty days plus the Applicable Margin. No Canadian Prime Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Canadian Resident Lender" means each Lender identified as such on Annex II to the Canadian Agreement or any Assignment and Acceptance executed by a new Lender, each being a Person that is (i) not a non-resident of Canada for the purposes of the Income Tax Act (Canada) or (ii) a Person that is an "authorized foreign bank" as defined in section 2 of the Bank Act (Canada) and in subsection 248(1) of the Income Tax Act (Canada) which will receive all amounts paid or credited to it under the Canadian Obligations in respect of its "Canadian banking business" for the purposes of paragraph 212(13.3)(a) of the Income Tax Act (Canada).

                  "Canadian Swing Lender" means Bank of America Canada and its successors and assigns, in their individual capacities, as Canadian Swing Lender.

                  "Canadian Swing Rate" means on any day a fluctuating rate of interest per annum established from time to time by Canadian Swing Lender as its money market rate, which rate may not be the lowest rate of interest charged by Canadian Swing Lender to its customers, plus the Applicable Margin. The Canadian Swing Rate shall never exceed the Highest Lawful Rate.

                  "Canadian US Dollar Base Rate" means on any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest per annum most recently established by Canadian Agent as its reference rate for US Dollar commercial loans made to a Person in Canada. Any change in the Canadian US Dollar Base Rate due to a change in Canadian Agent's reference rate shall be effective on the effective date of such change. No Canadian US Dollar Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

                  "Schedule II BA Reference Banks" means the Lenders listed in
         Schedule II to the Bank Act (Canada) and the Lenders listed in Schedule III to the Bank Act (Canada) that are not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of the Canadian Borrower (acting reasonably), as the
         Schedule II BA Reference Banks.

         (b) Clauses (o) and (x) of the definition of "Permitted Liens" in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "(o) Liens in respect of Indebtedness permitted by Sections 7.1(b), 7.1(f) and 7.1(j), and Liens in respect of Indebtedness permitted by Section 7.1(c), but only to the extent that such Liens encumber the assets expressly permitted to secure such Indebtedness by the terms of Section 7.1(c);"



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                                    Fifth Amendment to Canadian Credit Agreement
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                  "(x)     in addition to Liens permitted by clauses (a) through
                           (w) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed two percent (2%) of Consolidated Assets."

         Section 2.2. Indebtedne Section Subsection (c) of Section 7.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "(c) unsecured Liabilities owed among the Restricted Persons; provided that Liabilities owed by any Restricted Subsidiary (other than Canadian Borrower) to US Borrower may be secured by any and all assets of such Restricted Subsidiary."

         Section 2.3. Funded Debt to Total Capitalization. Section 7.6 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.6. Funded Debt to Total Capitalization. The ratio of US Borrower's Consolidated Total Funded Debt to US Borrower's Total Capitalization will not exceed (i) seventy percent (70%) at the end of any Fiscal Quarter ending on or before June 30, 2002, or (ii) sixty-five percent (65%) at the end of any Fiscal Quarter thereafter."

         Section 2.4. Assignments. Section 10.6(a)(ii) of the Original Agreement is hereby amended in its entirety to read as follows:

                  "(ii) together with each such assignment of its rights and obligations under this Agreement, such Lender shall assign the same Percentage Share of its rights and obligations with respect to the Tranche B Loans under the US Agreement to the same Eligible Transferee or an Affiliate of such Eligible Transferee, unless such assignment is being made to an Eligible Transferee which is an Affiliate of the assignor;"

         Section 2.5. Concerning Bank of America. Canadian Agent, Canadian Borrower and Canadian Lenders hereby agree that Bank of America, N.A. acting through a Canadian branch shall automatically become Canadian Agent, Canadian LC Issuer, Canadian Swing Lender and a Canadian Lender under the Canadian Agreement and that all references to Bank of America Canada in the Loan Documents shall be deemed to refer to Bank of America, N.A. acting through a Canadian branch upon
(i) Bank of America, N.A. acting through a Canadian branch becoming an "authorized foreign bank" under the Bank Act (Canada), and (ii) Bank of America, N.A. acting through a Canadian branch providing to Canadian Borrower all of the following:

                  (a) evidence that Bank of America, N.A. acting through a Canadian branch has become an "authorized foreign bank" under the Bank Act (Canada); and

                  (b) an assignment by Bank of America Canada to Bank of America, N.A. acting through a Canadian branch of all its rights and obligations under the Canadian Agreement (including, without limitation, all of its Canadian Loans, Canadian Note and its Percentage Share of the Canadian LC Obligations and the Canadian Maximum Credit Amount) complying with the requirements of Section 10.6 of the Canadian Agreement, as amended hereby except for the provisions of the last sentence of Section 10.6(a) which shall not be applicable.


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                                    Fifth Amendment to Canadian Credit Agreement
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                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. Except for the amendment in Section2.3 hereof, this Amendment shall become effective as of the date first above written when and only when:

         (a) Canadian Agent shall have received all of the following, at Canadian Agent's office, duly executed and delivered and in form and substance satisfactory to Canadian Agent, all of the following:

                  (i) this Amendment executed by Canadian Borrower, Canadian Agent and Canadian Required Lenders.

                  (ii) a certificate of the Chairman of the Board, President, or Vice President - Finance of Canadian Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

         (b) Canadian Borrower shall have paid, to each Canadian Lender which executed and delivered this Amendment before noon on September 21, 2001 (unless extended by Canadian Borrower), such Canadian Lender's Amendment Fee and all other fees and reimbursements to be paid to Canadian Agent and Canadian Lenders pursuant to any Canadian Loan Documents, or otherwise due Canadian Agent or Canadian Lenders and including fees and disbursements of Canadian Agent's attorneys.

         Section 3.2. Effective Date of Section 2.3. The amendment in Section
2.3 of this Amendment shall become effective as of the date when and only as of the date when:

         (a) The conditions set forth in Section 3.1 (a) and (b) above have been satisfied; and

         (b) The documentation governing the Long Term Financing shall have been executed and delivered, the initial funding shall have been advanced thereunder, and shares of Anderson Exploration Ltd. shall have been acquired by US Borrower or a Restricted Subsidiary pursuant to US Borrower's offer to purchase the shares of Anderson Exploration Ltd.


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                                    Fifth Amendment to Canadian Credit Agreement

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Canadian Borrower. In order to induce each Canadian Lender to enter into this Amendment, Canadian Borrower represents and warrants to each Canadian Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Canadian Agreement.

         (b) Canadian Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Canadian Agreement. Canadian Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Canadian Borrower hereunder.

         (c) The execution and delivery by Canadian Borrower of this Amendment, the performance by Canadian Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of Canadian Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Canadian Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of Canadian Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by Canadian Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the Canadian Agreement will be a legal and binding obligation of Canadian Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of June 30, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial


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                                    Fifth Amendment to Canadian Credit Agreement
statements have heretofore been delivered to each Canadian Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Long Term Financing. Pursuant to Section 9.7 of the Canadian Agreement, Canadian Lenders agreed that Bank of America Canada and its Affiliates may engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Restricted Persons and their respective Affiliates as though Bank of America Canada were not the Canadian Agent or the Canadian LC Issuer hereunder and without notice to or consent of Lenders. Canadian Lenders acknowledged that, pursuant to such activities, Bank of America Canada or its Affiliates may receive information regarding any Restricted Person or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Restricted Person or such Affiliate) and that the Canadian Agent shall be under no obligation to provide such information to them. Although not required by the terms of the Original Agreement, Bank of America Canada hereby notifies Canadian Lenders that USB AG, Stamford Branch, UBS Warburg LLC, Bank of America and Banc of America Securities LLC have agreed to provide the Long Term Financing and may provide additional services to the Restricted Persons in connection with the acquisitions financed thereby.

         Section 5.2. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Canadian Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Canadian Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Canadian Lenders under the Canadian Agreement or any other Canadian Loan Document nor constitute a waiver of any provision of the Canadian Agreement or any other Canadian Loan Document.

         Section 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of Canadian Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Canadian Borrower or any Restricted Person hereunder or under the Canadian Agreement to any Canadian Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Canadian Borrower under this Amendment and under the Canadian Agreement.

         Section 5.4. Canadian Loan Documents. This Amendment is a Canadian Loan Document, and all provisions in the Canadian Agreement pertaining to Canadian Loan Documents apply hereto.


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                                    Fifth Amendment to Canadian Credit Agreement
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         Section 5.5. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the Province of Alberta and any applicable laws of Canada in all respects, including construction, validity and performance.

         Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER CANADIAN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]




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                                    Fifth Amendment to Canadian Credit Agreement

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                             NORTHSTAR ENERGY CORPORATION
                             Canadian Borrower

                             By: /s/ Paul Brereton
                                 ----------------------------------------------
                                 Name:  Paul Brereton
                                 Title: Vice President - Finance

                             BANK OF AMERICA CANADA
                             Administrative Agent, Canadian LC Issuer and
                             Lender

                             By: /s/  Nelson Lam
                                 ----------------------------------------------
                                 Name:  Nelson Lam
                                 Title: Vice President

                             ABN AMRO BANK CANADA
                             Lender

                             By: /s/  Mark Bohn
                                 ----------------------------------------------
                                 Name:  Mark Bohn
                                 Title: Group Vice President

                             By: /s/  Teresa Wu
                                 ----------------------------------------------
                                 Name:  Teresa Wu
                                 Title: Vice President

                             BANCFIRST
                             Lender

                             By: /s/ Arthur B. Hobbs
                                 ----------------------------------------------
                                 Name:  Arthur B. Hobbs
                                 Title: Vice President

                             BANK OF TOKYO - MITSUBISHI (CANADA)
                             Lender

                             By:
                                -----------------------------------------------
                                Name:
                                Title:



                                    Fifth Amendment to Canadian Credit Agreement

                             BANK ONE, NA, CANADA BRANCH
                             Lender

                             By: /s/  Jeanie C. Harman
                                 ----------------------------------------------
                                 Name:  Jeanie C. Harman
                                 Title: First Vice President

                             BAYERISCHE LANDESBANK
                             GIROZENTRALE, TORONTO BRANCH
                             Lender

                             By: /s/  Thomas Miller
                                 ----------------------------------------------
                                 Name:  Thomas Miller
                                 Title: Vice President

                             By: /s/  Bernd Erpenbeck
                                 ----------------------------------------------
                                 Name:  Bernd Erpenbeck
                                 Title: Second Vice President

                             CANADIAN IMPERIAL BANK OF COMMERCE
                             Lender

                             By: /s/  Joelle Schellenberg
                                 ----------------------------------------------
                                 Name:  Joelle Schellenerg
                                 Title: Director

                             By: /s/  Chris A.Perks
                                 ----------------------------------------------
                                 Name:  Chris A. Perks
                                 Title: Executive Director

                             CITIBANK CANADA
                             Lender

                             By: /s/ James K. G. Campbell
                                 ----------------------------------------------
                                 Name:  James K. G. Campbell
                                 Title: Vice President

                             CREDIT LYONNAIS NEW YORK BRANCH
                             Lender

                             By: /s/ Bernard Weymuller
                                 ----------------------------------------------
                                 Name:  Bernard Weymuller
                                 Title: Senior Vice President



                                    Fifth Amendment to Canadian Credit Agreement

                             CREDIT SUISSE FIRST BOSTON CANADA
                             Lender

                             By: /s/  W. M. McFarland
                                 ----------------------------------------------
                                 Name:  W. M. McFarland
                                 Title: Vice President

                             By: /s/  Peter Chauvin
                                 ----------------------------------------------
                                 Name:  Peter Chauvin
                                 Title: Vice President

                             DEUTSCHE BANK AG NEW YORK BRANCH
                             AND/OR CAYMAN ISLANDS BRANCH
                             Lender


                             By: /s/ Joel Makowsky
                                 ----------------------------------------------
                                 Name:  Joel Makowsky
                                 Title: Vice President

                             By: /s/ Hans C. Narberhaus
                                 ----------------------------------------------
                                 Name:  Hans C. Narberhaus
                                 Title: Vice President

                             FIRST UNION NATIONAL BANK
                             Lender

                             By: /s/ James M. Kipp
                                 ----------------------------------------------
                                 Name:  James M. Kipp
                                 Title: Managing Director

                             ROYAL BANK OF CANADA
                             Lender

                             By: /s/ Lorne Gartner
                                 ----------------------------------------------
                                 Name:  Lorne Gartner
                                 Title: Vice President

                             SUNTRUST BANK, ATLANTA
                             Lender

                             By: /s/ David J. Edge
                                 ----------------------------------------------
                                 Name:  David J.Edge
                                 Title: Director



                                    Fifth Amendment to Canadian Credit Agreement

                             THE BANK OF NEW YORK
                             Lender

                             By: /s/ Raymond J.Palmer
                                 ----------------------------------------------
                                 Name:  Raymond J. Palmer
                                 Title: Vice President

                             THE CHASE MANHATTAN BANK, TORONTO
                             BRANCH
                             Lender

                             By: /s/ Drew McDonald
                                 ----------------------------------------------
                                 Name:  Drew McDonald
                                 Title: Authorized Representative

                             By: /s/ Christine Chan
                                 ----------------------------------------------
                                 Name:  Christine Chan
                                 Title: Authorized Representative

                             THE FUJI BANK, LIMITED
                             Lender

                             By: /s/ Jacques Azagury
                                 ----------------------------------------------
                                 Name:  Jacques Azagury
                                 Title: Senior Vice President & Manager

                             UBS AG, STAMFORD BRANCH
                             Lender

                             By: /s/ Patricia O'Kicki
                                 ----------------------------------------------
                                 Name:  Patricia O'Kicki
                                 Title: Director
                                        Banking Products Services

                             By: /s/ Wilfred V. Saint
                                 ----------------------------------------------
                                 Name:  Wilfred V. Saint
                                 Title: Associate Director
                                        Banking Products Services, US

                             UMB BANK
                             Lender

                             By: /s/ Richard J. Lehrter
                                 ----------------------------------------------
                                 Name:  Richard J. Lehrter
                                 Title: Community Bank President


                                    Fifth Amendment to Canadian Credit Agreement

                             WESTDEUTSCHE LANDESBANK
                             GIROZENTRALE
                             Lender

                             By:
                                -----------------------------------------------
                                Name:
                                Title:



                             By:
                                -----------------------------------------------
                                Name:
                                Title:




                                    Fifth Amendment to Canadian Credit Agreement

                                                                 Fifth Amendment


                              CONSENT AND AGREEMENT


         Devon Energy Corporation, a Delaware corporation ("Canadian Guarantor"), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of August 29, 2000 made by it for the benefit of Canadian Agent and Lenders executed pursuant to the Credit Agreement and the other Canadian Loan Documents,
(iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Canadian Guaranty and such other Canadian Loan Documents shall remain in full force and effect.



                                        DEVON ENERGY CORPORATION

                                        By: /s/ Dale T. Wilson
                                            -----------------------------------
                                            Name:  Dale T. Wilson
                                            Title: Treasurer





                                    Fifth Amendment to Canadian Credit Agreement